                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report dated February 3, 2000, included (or incorporated by reference) in this Form 10-K for the year ended December 31, 1999, into the Company's previously filed Registration Statements (File Nos. 2-99967, 33-35951, 333-04273, 333-10415, 333-175155, 333-18523, 333-38047, 333-41447 and
333-89437).

                                          ARTHUR ANDERSEN LLP

Los Angeles, California
March 27, 2000